UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2017

MATEON THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21990	13-3679168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Gateway Boulevard, Suite 210 South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 635-7000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 31, 2017, Mateon Therapeutics, Inc. (“Mateon”) issued a press release announcing positive initial data from the fifth cohort of its phase 1b study of OXi4503 in relapsed/refractory AML.

On August 1, 2017, Mateon issued a press release announcing that it completed enrollment in the phase 2 portion of its FOCUS study of CA4P for platinum-resistant ovarian cancer.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release dated July 31, 2017.

99.2	Press Release dated August 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: August 1, 2017	By:	/s/ Matthew M. Loar
Matthew M. Loar
Chief Financial Officer